UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): SEPTEMBER 5, 2002

                              PRIVATEBANCORP, INC.
             (Exact Name of Registrant as Specified in its Charter)

                          ____________________________

          DELAWARE                    000-25887               36-3681151
(State or other jurisdiction                               (I.R.S. employer
     of incorporation)        (Commission file number)   identification no.)

     TEN NORTH DEARBORN
      CHICAGO, ILLINOIS                                         60602
    (Address of principal                                     (Zip Code)
      executive offices)

       Registrant's telephone number, including area code: (312) 683-7100

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.
         ------------

         On September 5, 2002, PrivateBancorp, Inc. (the "Company") announced that it has signed a definitive agreement to acquire a controlling interest in the business of Lodestar Investment Counsel, Inc., a Chicago-based investment advisor. Attached as Exhibit 99.1 is a copy of the press release relating to the acquisition, which is incorporated herein by reference.

ITEM 7(C).  EXHIBITS.
            --------

Exhibit 99.1      Press Release dated September 5, 2002.



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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PRIVATEBANCORP, INC.


                                       By:  /s/ Ralph B. Mandell
                                            ------------------------------------
                                            Ralph B. Mandell
                                            Chairman of the Board, President and
Date:  September 5, 2002                    Chief Executive Officer



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

                                INDEX TO EXHIBITS
                                -----------------

Exhibit
-------
99.1            Press Release dated September 5, 2002.



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